UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

iMine Corporation
(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55233	27-3816969
(Commission File Number)	(IRS Employer Identification No.)

488 NE 18th Street, Unit 2307

Miami FL 33132

(Address of principal executive offices and zip code)

786-553-4006

(Registrant’s telephone number including area code)

Payment of Filing Fee (check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:______________________

(5)	Total fee paid:_________________________________________________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:_________________________________________________

(2)	Form, Schedule or Registration Statement No.:_________________________________

(3)	Filing Party:__________________________________________________________

(4)	Date Filed:____________________________________________________________

iMine Corporation

488 NE 18th Street, Unit 2307

Miami FL 33132

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

Dear Stockholders:

iMine Corporation, a Nevada corporation, (the “Company”), hereby notifies our stockholders of record who hold shares of our common stock (“Stockholders of Record”) as of the close of business on March 25, 2022, that our Board of Directors and two stockholders holding a majority of our outstanding voting capital stock have approved the following corporate actions (the “Corporate Actions”): (i) to reverse stock split the outstanding shares of common stock, par value $0.001, of the Company (“Common Stock”) at a ratio of one-for-125, whereby every 125 pre-reverse stock split shares of Common Stock shall automatically convert into one post-reverse stock split share of Common Stock, without changing the $0.001 par value or the authorized number of our Common Stock, and (ii) to adopt Amended and Restated Articles of Incorporation to amend our Articles of Incorporation.

The Corporate Actions were unanimously approved by our Board of Director on March 24, 2022. Also on March 24, 2022, a stockholder, Jose Maria Eduardo Gonzales Romero, holding 35,189,100 shares of Common Stock, representing approximately 47.2% of the voting power of the outstanding capital stock of the Company, and another shareholder owning 4,379,415 common shares, or approximately 5.9% of the voting power, approved the Corporate Actions by written consent in accordance with Nevada Revised Statutes (the “NRS”).

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED IN

CONNECTION WITH THIS NOTICE AND ACCOMPANYING INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

No action is required by you. We anticipate that the Corporate Actions will be effective as soon as practicable but not earlier than at least 20 days from the date this Notice and accompanying Information Statement are first mailed to our Stockholders of Record. You are urged to read the accompanying Information Statement in its entirety for a description of the Corporate Actions. This Notice and the accompanying Information Statement are first being mailed to our Stockholders of Record on or about _______________, 2022. This Notice and the accompanying Information Statement are being furnished only to inform our stockholders of the Corporate Actions in accordance with the NRS and Rule 14c-2 of the Securities Exchange Act of 1934, as amended.

Please feel free to call us at (786) 553-4006 should you have any questions on the Corporate Actions discussed in the accompanying Information Statement.

By the Order of the Board of Directors

/s/ Jose Maria Eduardo Gonzales Romero

Jose Maria Eduardo Gonzales Romero

Chief Executive Officer

2

iMine Corporation

488 NE 18th Street, Unit 2307

Miami, Florida 33132

Telephone (786) 553-4006

INFORMATION STATEMENT

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement is being furnished to the stockholders of iMine Corporation, a Nevada corporation, who are the record holders of common stock, par value $0.001 (“Common Stock”) as of the close of business on March 25, 2022, to advise them that our Board of Directors (“Board”) and two stockholders holding a majority of our outstanding voting capital stock have approved the following corporate actions (the “Corporate Actions”): (i) to effect a reverse stock split of the outstanding shares of Common Stock at a ratio of one-for-125, whereby every 125 pre-reverse stock split shares of Common Stock shall automatically convert into one-post reverse stock split share of Common Stock, without changing the $0.001 par value or authorized number of our Common Stock (“Reverse Stock Split”), and (ii) to adopt Amended and Restated Articles of Incorporation to amend the Articles of Incorporation (the “Amended and Restated Articles”), substantially in the form attached hereto as Exhibit A.

The Corporate Actions were unanimously approved by our Board of Director on March 24, 2022. Also on March 24, 2022, Jose Maria Eduardo Gonzales Romero, a shareholder holding 35,189,100 shares of Common Stock representing approximately 47.2%, and another shareholder owning 4,379,415 common shares or approximately 5.9%, of the voting power of the outstanding capital stock of the Company (the “Majority Stockholders”), approved the Corporate Actions by written consent in accordance with Nevada Revised Statutes (the “NRS”).

As used herein (except as expressly indicated or unless the context otherwise requires), references to the “Company,” “we,” “our” and “us” refer to iMine Corporation, a Nevada corporation.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board has authorized the close of business on March 25, 2022, as the record date (the “Record Date”) for the determination of stockholders who are entitled to receive notice of the Corporate Actions, this Information Statement, and vote on the Corporate Actions (“Stockholders of Record”).

As of March 25, 2022, the Company’s authorized capitalization consisted of 300,000,000 shares of Common Stock, of which 74,498,053 shares of Common Stock are issued and outstanding, par value $0.001. Each share of Common Stock entitles its holder to one vote on each matter submitted to the stockholders. The Majority Stockholders, holding a total of 39,568,515 shares of Common Stock which represent approximately 53.1% of the voting power of the outstanding capital stock of the Company, approved the Corporate Actions by written consent on March 24, 2022.

Section 78.320 of the Nevada Revised Statutes (the “NRS”) provides that the written consent of the holders of outstanding shares of voting capital stock having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted can approve an action in lieu of conducting a special stockholder’ meeting convened for the specific purpose of such action. The NRS, however, require that in the event an action is approved by written consent, a company must provide prompt notice of the taking of any Corporate Actions without a meeting to the stockholders of record who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of stockholders to take the action were delivered to a company.

3

This Information Statement is first being mailed on or about ______________, 2022, to our Stockholders of Record and is being delivered to inform the Stockholders of Record of the Corporate Actions in accordance with Rule 14c-2 of the Exchange Act and the requirements of the NRS. We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of the actions taken.

The Company anticipates that the Corporate Actions will become effective as soon as practicable but in no event will they become effective until at least 20 days after the date this Information Statement is first mailed to our stockholders pursuant to Rule 14c-2 of the Exchange Act and the Amended and Restated Articles are filed with the Nevada Secretary of State.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO APPRAISAL OR DISSENTERS’ RIGHTS

The NRS does not provide for dissenter’s rights or appraisal rights in connection with the Corporate Actions nor have we provided for such rights in our Articles of Incorporation, as amended, or our Bylaws.

ACTION 1—AUTHORIZATION OF REVERSE STOCK SPLIT

On March 24, 2022, our Board unanimously approved the Corporate Action to reverse split the outstanding shares of our Common Stock at the rate of one-for-125. On the Record Date, there were 74,498,053 shares of our Common Stock issued and outstanding. Our Common Stock is our only class of voting securities outstanding. Each share of Common Stock has one vote per share on all matters submitted to a vote of our stockholders. Pursuant to Section 78.320 of the NRS, at least a majority of the voting capital stock of the Company, or at least 37,249,027 shares of Common Stock, is required to approve the Corporate Actions by written consent. On March 24, 2022, the Majority Stockholders approved the Reverse Split by written consent.

The Reverse Stock Split will be effective upon the filing of the Amended and Restated Articles with the Secretary of State of the State of Nevada and following the 10-day notice of this Reverse Stock Split with Financial Industry Regulatory Authority under Rule 10b-17 promulgated by the Securities and Exchange Commission (the “SEC”). It is anticipated that the Reverse Stock Split will become effective on the date that the Amended and Restated Articles is filed with the Nevada Secretary of State, which will be no earlier than the 20th day following the date on which this Information Statement is mailed to the Stockholders of Record (the “Effective Time”).

Although the Reverse Stock Split has been approved by the holders of the requisite majority of the shares of Common Stock of the Company, the Board reserves the right, in its discretion, to abandon the Corporate Action prior to the proposed Effective Time if it determines that abandonment is in the best interests of the Company or the stockholders. Factors that may lead the Board to abandon the Reverse Stock Split may include, among other things, increased transaction costs to consummate the transaction, changes in the current economic environment, and an adverse response from the markets in which the Company operates or adverse responses from our stockholders. If such a determination to abandon the Reverse Stock Split is made by the Board, our stockholders will be notified through the filing of a Current Report with the SEC on Form 8-K.

4

Reasons for the Reverse Stock Split

As of March 25, 2022, the Company had a total of 74,498,053 of its 300,000,000 authorized shares of Common Stock issued and outstanding, leaving only 225,501,947, or approximately 75% of its remating shares of Common Stock available for issuance. It is anticipated that any transaction by the Company with a potential target company or business would likely require at least 80% or more of the outstanding shares be issued to the target owners. The Board has considered the following two methods to provide for additional authorized shares of Common Stock: (i) to increase the number of authorized shares of Common Stock, and (ii) to approve a reverse stock split which would make available adequate shares. The Board believes the latter method is more practical to execute. Therefore, the Board has chosen the Reverse Stock Split to increase the number of our available shares for future acquisition transactions, financings, capital raises and general corporate purposes.

The Board has determined the exchange ratio for the Reverse Stock Split, whereby 125 pre-reverse stock split shares of Common Stock outstanding immediately prior to the effectiveness of the Reverse Stock Split are automatically converted into one post-reverse stock split share of Common Stock, is in the best interest of the Company and its stockholders. In determining the range of Reverse Stock Split ratios, the Board considered numerous factors, including:

•	the historical and projected performance of the Common Stock and volume level before and after the Reverse Stock Split;

•	the prevailing trading price for the Common Stock and the volume level thereof;

•	potential devaluation of our market capitalization as a result of the Reverse Stock Split;

•	prevailing market conditions and general economic and other related conditions prevailing in our industry and in the marketplace generally; and

•	the projected impact of the Reverse Stock Split ratio on trading liquidity in the Common Stock.

In evaluating the Reverse Stock Split, the Board also took into consideration negative factors associated with reverse stock splits in general. These factors include the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. The Board, however, determined that these negative factors were outweighed by the potential benefits.

Stockholders should recognize that if the Reverse Stock Split is effected, they will own a fewer number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Stock Split divided by 125 with adjustments for fractional shares). While we expect that the Reverse Stock Split will result in an increase in the per share price of our Common Stock, the Reverse Stock Split may not increase the per share price of our Common Stock in proportion to the reduction in the number of shares of our Common Stock outstanding. It also may not result in a permanent increase in the per share price, which depends on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding. The history of similar Reverse Stock Splits for companies in similar circumstances is varied.

Following the Reverse Stock Split the number of authorized but unissued shares of our Common Stock relative to the number of issued shares of our Common Stock will be increased. This increased number of authorized but unissued shares of our Common Stock could be issued by the Board without further stockholder approval, which could result in dilution to the holders of our Common Stock. The increased proportion of unissued authorized shares to issued shares could also, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction. The Reverse Stock Split is not being proposed in response to any effort of which the Company is aware to accumulate shares of Common Stock or obtain control of the Company.

5

The Board did not approve the Reverse Stock Split in connection with any plans or proposals for a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Based upon the foregoing factors, the Board has determined that the Reverse Stock Split will likely be in the best interests of the Company and its stockholders and approved the Reverse Stock Split.

Effects of the Reverse Stock Split

As of March 25, 2022, the Company had a total of 74,498,053 of its 300,000,000 authorized shares of Common Stock issued. The total number of authorized shares of Common Stock and the par value of our Common Stock will not change as a result of the Reverse Stock Split. However, the number of outstanding shares of Common Stock will be reduced and the number of shares of Common Stock available for issuance will be substantially increased. Immediately following the effectiveness of the Reverse Stock Split, each 125 shares of Common Stock owned by a stockholder immediately prior to the Reverse Stock Split will automatically convert into one share of Common Stock after the Reverse Stock Split. The following chart reflects the changes in our capital structure following the Reverse Stock Split (without adjustments for fractional shares).

Reverse Stock Split Ratio	Shares Authorized	Shares Issued and Outstanding	Shares in Reservation	Authorized Shares Available for Issuance

No split	300,000,000	74,498,053	0	225,501,947

One-for-125 Post-Split	300,000,000	595,984	0	299,404,016

The Reverse Stock Split will affect all of our common stockholders uniformly and will not immediately affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders owning a fractional share. However, stockholders should recognize that they will own fewer numbers of shares than they presently own (a number equal approximately to the number of shares owned immediately prior to the filing of the Amended and Restated Articles divided by 125 with adjustments for fractional shares). The Reverse Stock Split will have the effect of substantially increasing the number of shares the Company will be able to issue to new or existing stockholders because the number of authorized shares will remain the same. This increased number of authorized but unissued shares of our Common Stock could be issued by the Board without further stockholder approval, which could result in dilution to the holders of our Common Stock.

Our Common Stock is currently registered under the Exchange Act, and we are subject to periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split, if implemented, will not affect the registration of our Common Stock under the Exchange Act or our reporting or other requirements thereunder. However, it is anticipated that the CUSIP number for our Common Stock will change in connection with the Reverse Stock Split and will be reflected on new certificates issued by the Company and in electronic entry systems.

No Outstanding Options, Warrants, and Convertible or Exchangeable Securities

We have no outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.

Potential Anti-Takeover Effects of the Reverse Stock Split

As a result of the Reverse Stock Split, the Company will have more authorized Common Stock which could be issued and dilute the voting power of the Common Stock held by the disinterested stockholders prior to the issuance. The effective increase in our authorized shares could potentially be used by management to thwart a take-over attempt. The over-all effects of this Reverse Stock Split might be to render it more difficult or discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s securities and the removal of incumbent management. The Reverse Stock Split could make the accomplishment of a merger or similar transaction more difficult, even if, it is beneficial to stockholders. Management might use the additional shares to resist or frustrate a third-party transaction, favored by a majority of the independent stockholders, which would provide an above market premium, by issuing additional shares to frustrate the take-over effort.

6

The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by management to adopt a series of amendments to the Company’s Amended and Restated Articles of Incorporation or Bylaws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Rounding in Lieu of Issuing Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Stock Split. Instead, the Reverse Stock Split shall be processed on a certificate-by-certificate basis, whereby, the Company will round up to the next whole share any stock certificate to the extent such stock certificate would be less than one whole share of Common Stock or greater as a result of the Reverse Stock Split.

Accounting Matters

The Reverse Stock Split will not affect the par value of our Common Stock. As a result, on the Effective Time of the Reverse Stock Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

Procedures for Effecting the Reverse Stock Split and Filing the Certificate of Amendment

Our Board of Directors will file the Amended and Restated Articles, which contains provisions for the Reverse Stock Split, with the Secretary of State of the State of Nevada to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of date on which the Amended and Restated Articles are accepted by filing by the Secretary of State of the State of Nevada, which time on such date will be referred to as the “Effective Time.” At the Effective Time, each 125 shares of Common Stock issued and outstanding immediately prior to the Effective Time will automatically and without any further action on the part of our stockholders, be combined into and become one share of Common Stock, subject to the treatment for fractional shares described above, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed cancelled and, for all corporate purposes, will be deemed to evidence ownership of post-reverse stock split shares.

The Reverse Stock Split will take place on the Effective Time without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock that each stockholder is entitled to receive as a result of the Reverse Stock Split.

As soon as practicable after the Effective Time, we will send all stockholders of record a letter of transmittal (the “Transmittal Letter”) to be used to transmit their Common Stock certificates to Globex Transfer, LLC (the “Exchange Agent”). The Transmittal Letter will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of Common Stock (the “Old Certificates”) to the Exchange Agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s), together with the properly completed and executed letter of transmittal, to the Exchange Agent. From and after the Effective Time, any Old Certificates which are submitted for transfer, whether pursuant to a sale, other disposition or otherwise, will be exchanged for certificates representing post-reverse stock split shares. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate(s) will be issued with the same restrictive legends that are on the back of the Old Certificate(s). STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

7

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the Reverse Stock Split, the Company intends to treat shares held by stockholders in “street name”, through a bank, broker or other nominee, in the same manner as stockholders whose shares are registered in their own names. Banks, brokers and other nominees will be instructed to process the Reverse Stock Split for their beneficial holders. These brokers, banks and other nominees may have other procedures for processing the transaction, however, and stockholders holding in street name are encouraged to ask their brokers, banks or other nominees any questions they may have regarding such procedures.

Certain U.S. Federal Income Tax Consequences

The following summary of certain material federal income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only, is not intended as tax advice to any person and is not a comprehensive description of the tax consequences that may be relevant to each stockholder’s own particular circumstances. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to stockholders that are subject to special tax rules, such as stockholders who are subject to the alternative minimum tax, banks, insurance companies, regulated investment companies, personal holding companies, stockholders who are not “United States persons” as defined in section 7701(a) (30) of the Internal Revenue Code (the “Code”), broker-dealers and tax-exempt entities. This summary is based on the Code, the Treasury regulations thereunder and proposed regulations, court decisions and current administrative rulings and pronouncements of the IRS, all of which are subject to change, possibly with retroactive effect. This summary addresses only those stockholders who hold their pre-reverse stock split shares as “capital assets” as defined in the Code (generally, property held for investment), and will hold the post-reverse stock split shares as capital assets.

Holders of Common Stock are advised to consult their own tax advisers regarding the federal income tax consequences of the Reverse Stock Split in light of their personal circumstances and the consequences under state, local and foreign tax laws, and also as to any estate or gift tax considerations.

We are structuring the Reverse Stock Split in an effort to obtain the following consequences:

•	stockholders should not recognize any gain or loss as a result of the Reverse Stock Split;

•	the aggregate basis of a Stockholder’s pre-reverse stock split shares will become the aggregate basis of the post-reverse stock split shares held by such stockholder immediately after the Reverse Stock Split; and

•	the holding period of the post-reverse stock split shares will include the Stockholder’s holding period for the pre-reverse stock split shares.

The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. federal tax penalties. It was written solely in connection with the proposed Reverse Stock Split of our Common Stock.

ACCORDINGLY, HOLDERS OF COMMON STOCK ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES UNDER STATE, LOCAL AND FOREIGN TAX LAWS, AND ALSO AS TO ANY ESTATE OR GIFT TAX CONSIDERATIONS.

8

ACTION 2—APPROVAL OF AMENDED AND RESTATED ARTICLES OF INCORPORATION

Our Board of Directors has determined that the current Articles of Incorporation of the Company are inadequate for our current and anticipated future needs. Therefore, on March 24, 2022, the Board of Directors resolved that it would be in the best interests of the Company and its stockholders to amend and restate the Articles of Incorporation of the Company in the form of the Amended and Restated Articles. There are several key substantive differences between the current Articles of Incorporation of the Company and the Amended and Restated Articles, as follows:

(i) Authorize Our Board of Directors to Establish Classes of Preferred Stock

ARTICLE IV of the Amended and Restated Articles adds 10,000,000 shares of Preferred Stock, par value $0.001 per share. The Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board of Directors to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them.

These provisions of the Amended and Restated Articles give the Board of Directors flexibility, without further stockholder action, to issue Preferred Stock on such terms and conditions as the Board of Directors deems to be in the best interests of the Company and its stockholders. These provisions of the Amended and Restated Articles provide the Company increased financial flexibility in meeting future capital requirements by providing another type of security in addition to the Company’s Common Stock, as it will allow Preferred Stock to be available for issuance from time to time and with such features as determined by the Board of Directors for any proper corporate purpose. It is anticipated that such purposes may include, without limitation, the issuance of Preferred Stock in exchange for cash as a means of obtaining capital for use by the Company or as part or all of the consideration required to be paid by the Company for acquisitions of other businesses or assets.

Any issuance of Preferred Stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of the Company by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of the Company. Shares of voting or convertible Preferred Stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of the Company by means of a tender offer, proxy contest, merger or otherwise. The ability of the Board of Directors to issue such additional shares of Preferred Stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of the Company by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of Preferred Stock to persons friendly to the Board of Directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

While shares of Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover ramifications, the Board of Directors believes that the financial flexibility offered by such Preferred Stock outweighs such possible disadvantages. To the extent that the Preferred Stock authorized by the Amended and Restated Articles may have anti-takeover effects, the Preferred Stock could encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves the Company’s stockholders’ interests.

The issuance of shares of Preferred Stock having rights superior to those of the Common Stock may result in a decrease in the value or market price of the Common Stock. Holders of Preferred Stock may have the right to receive dividends, certain preferences in liquidation and conversion rights. The issuance of shares of Preferred Stock could adversely affect the voting and other rights of the holders of Common Stock.

The Company may issue shares of Common Stock as a dividend in respect of any particular series of Preferred Stock without the approval of the holders of the Common Stock. Any such issuance could be dilutive to the value or market price of the Common Stock.

9

(ii) Establish the Number of Directors and Filling of Vacancies

ARTICLE VI of the Amended and Restated Articles delegates authority to the Board to fix the precise number of directors, subject to any special rights held by shareholders any series or class of Preferred stock. This article further grants to the Board the right to fill any vacancy on the Board without shareholder approval, again subject to any special rights of holders of Preferred Stock. This may occur where the Board increases the number of directors and may then fill such vacancies without a shareholder vote.

(iii) Provide Limitation of Liability of Directors and Officers

ARTICLE VII of the Amended and Restated Articles contains provisions relating to the limitation of liability of the directors and officers of the Company. They generally provide that the personal liability of the directors and officers of the Company is eliminated to the fullest extent permitted by the NRS, as the same exist or later may be amended. In addition, they provide that no director or officer of the Company will be liable to the Company or its stockholders for damages for breach of fiduciary duty as a director or officer, excepting only (a) acts or omissions that involve intentional misconduct, fraud or a knowing violation of law or (b) the payment of dividends in violation of NRS Section 78.300. ARTICLE VII of the Amended and Restated Articles provides that no amendment, modification or repeal of the limitation of liability provisions contained in ARTICLE VII of the Amended and Restated Articles applies to or has any effect on the liability or alleged liability of any director or officer of the Company for or with respect to any act or omission of such director or officer having occurred before such amendment, modification or repeal, except as otherwise required by law.

(iv) Acquisition of Controlling Interest

ARTICLE VIII is added to the Amended and Restated Articles to eliminate application of the provisions related to the acquisition of a controlling interest. Under NRS 78.379, any person who acquires a controlling interest in a corporation may not exercise voting rights on any control shares unless such voting rights are conferred by a majority vote of the disinterested stockholders of the issuing corporation at a special meeting of such stockholders held upon the request and at the expense of the acquiring person. NRS 78.3785 provides that a “controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient to enable the acquiring person, individually or in association with others, directly or indirectly, to exercise (a) one fifth or more but less than one third, (b) one third or more but less than a majority, or (c) a majority or more of the voting power of the issuing corporation in the election of directors, and voting rights must be conferred by a majority of the disinterested stockholders as each threshold is reached and/or exceeded. In the event that the control shares are accorded full voting rights and the acquiring person acquires control shares with a majority or more of all the voting power, any stockholder, other than the acquiring person, who does not vote in favor of authorizing voting rights for the control shares is entitled to demand payment for the fair value of such person’s shares, and the corporation must comply with the demand.

NRS 78.378(1) provides that the control share statutes of the NRS do not apply to any acquisition of a controlling interest in an issuing corporation if the articles of incorporation or bylaws of the corporation in effect on the 10th day following the acquisition of a controlling interest by the acquiring person provide that the provisions of those sections do not apply to the corporation or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified.

(v) Combination with Interested Directors

ARTICLE IX is added to the Amended and Restated Articles to elect not to be governed by provisions relating to certain combinations with interested shareholders. NRS 78.411 to 78.444, inclusive, regulate combinations with interested stockholders for two years after the date the person first became an interested director. An interested stockholder is defined as a beneficial owner of 10% or more of the voting power. The two-year moratorium can be lifted only by advance approval by a corporation’s board of directors. After the two-year period, combinations remain prohibited unless (a) they are approved by the board of directors, the disinterested stockholders or 60% of the outstanding voting power not beneficially owned by the interested party and its affiliates and associates or (b) the interested stockholders satisfy certain fair value requirements. Nevertheless, these statutes do not apply to any combination of a corporation and an interested stockholder after the expiration of four years after the person first became an interested stockholder. Companies are entitled to opt out of these business combination provisions.

10

(vi) Provide Indemnification of Directors and Officers

ARTICLE X of the Amended and Restated Articles contains a provision indemnifying any director or officer of the Company. The provision generally provides that the Company, to the fullest extent permitted by the laws of the State of Nevada, indemnify each person who was or is a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Company or is or was serving at the request of the Company as a director or officer of another enterprise reasonably incurred by such person in connection therewith.

(vii) Forum for Adjudication of Disputes

ARTICLE XI is added to the Amended and Restated Articles to adopt a forum selection provision to require that any or all internal corporate claims, including claims made in the right of the corporation, shall be brought solely and exclusively in any or all of the courts of the State of Nevada.

ARTICLE XI requires that the state or federal courts located in Clark County, Nevada, shall be the exclusive venue for any internal action or any concurrent jurisdiction action, including (a) any stockholder derivative action; (b) any action for breach of fiduciary duty against our officers, directors, employees, or stockholders; (c) any action asserting a claim arising pursuant to any provision of the NRS; (d) any action asserting a claim arising pursuant to any provision of our Articles of Incorporation or Bylaws (as either may be amended from time to time); or (e) any action against us governed by the internal affairs doctrine. Although this provision does not limit any substantive stockholder rights, it restricts stockholders’ ability to select the forum for any of the actions described above and requires that any such action must be brought in Nevada. The purpose of this provision is to direct any such stockholder actions to a single forum which is most familiar with, and most readily able to apply, the corporate law of Nevada. Stockholders who may seek to bring such actions against us, however, may find that the Nevada forum is less convenient to them than the forum of their choice.

The adoption of this provision does not apply to all suits brought to enforce any duty or liability created by the Exchange Act, or the rules or regulations thereunder. All suits arising under the Exchange Act are subject to the exclusive jurisdiction of the federal courts pursuant to Section 27 of the Exchange Act, which provides that Federal courts have the sole authority to adjudicate all suits in equity and actions at law brought to enforce any liability or duty under that subchapter, including suits arising from the Exchange Act, or the rules and regulations thereunder. All such suits must only be filed in the federal courts and are not subject to our adoption of this provision.

All suits brought to enforce any duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations thereunder, are subject to the concurrent jurisdiction of federal and state courts pursuant to Section 22 of the Securities Act, which provides that the courts of the United States, concurrent with any State or territorial courts, shall have jurisdiction of all suits in equity and actions at law brought to enforce any liability or duty created under that subchapter, including the Securities Act and the rules and regulations promulgated by the Commission in respect thereto. Therefore, any suits arising under the Securities Act may be filed in either a state court, federal court or the court of any U.S. Territory. Insofar as federal, state and territorial courts have concurrent jurisdiction over claims to enforce a duty or liability under the Securities Act, it is uncertain that our adoption of this provision would preclude claims filed in a state or territorial court other than in Nevada.

As a result of the adoption of this provision, internal claims brought against us not arising under Section 27 of the Exchange Act, including, but not limited to derivative actions, can only be brought in Nevada State courts in Clark County, or in the federal district court for the District of Nevada. Any forum selection clauses existing prior to the amendment are not subject to our adoption of this provision.

11

Adoption of this provision requires prospective plaintiffs to litigate internal claims or concurrent jurisdiction actions, not otherwise subject to Sections 27 and 22 of the Exchange Act, solely in Clark County, Nevada. There are possible risks and burdens to pursuing internal claims solely in Nevada. Prospective out of state plaintiffs may find litigating claims in Nevada to be costly and not convenient in comparison to other jurisdictions. Additional costs may have the effect of inhibiting and/or discouraging the assertion and pursuit of prospective claims. Further, the application of Nevada law to any prospective claim may be disadvantageous when compared to other state’s laws, rules and regulations, and this may effectively discourage prospective claims.

Management believes that having the forum selection provision allows for (x) the consolidation of multi-jurisdiction litigation, (y) avoidance of state court forum shopping, and (z) provides efficiencies in managing the procedural aspects of securities litigation. Given these considerations, the Board has determined that it is in the best interests of the Company and its stockholders that our Amended and Restated Articles include this forum selection provision.

POSSIBLE ANTI-TAKEOVER EFFECTS OF THE PROPOSALS

As described in more detail above, the Amended and Restated Articles will result in the increase of the number of shares of Common Stock available for issuance because of the Reverse Stock Split and the authorization of 10,000,000 shares of Preferred Stock. Under certain circumstances this could have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board to delay or impede a takeover or transfer of control of the Company by causing such authorized but unissued shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and our stockholders. The effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of the 10,000,000 authorized but unissued shares of Preferred Stock therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempt, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of Preferred Stock may limit the opportunity for the Company’s stockholders to dispose of their shares at a higher price than may be available in a takeover attempt or under a merger proposal. Furthermore, the effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of the Preferred Stock may have the effect of permitting the Company’s current management, including the current Board, to retain its position and place it in a better position to resist changes that stockholders may desire to make if they are dissatisfied with the conduct of the Company’s business. However, the Board did not approve the Reverse Stock Split with the intent that it be used as a type of anti-takeover device, and the Board did not approve the authorization of the Preferred Stock with the intent that such increase be used as a type of anti-takeover device.

In addition to the potential anti-takeover effects of an effective increase in the number of authorized but unissued shares of our Common Stock and/or the authorization of the Preferred Stock, certain provisions of the Amended and Restated Articles also could be used by management of the Company to prevent, delay or defer a transaction that might provide an above-market premium that is favored by a majority of the independent stockholders without further vote or action by the stockholders.

As described in more detail above, ARTICLE IV of the Amended and Restated Articles provides that the Preferred Stock authorized by the Amended and Restated Articles may be issued from time to time in one or more series and authorizes our Board to fix or alter the rights, preferences, privileges and restrictions granted to or imposed on each additional series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or any of them. The issuance of Preferred Stock with either specified voting rights or rights providing for the approval of extraordinary corporate action could be used to create voting impediments or to frustrate persons seeking to effect a merger or to otherwise gain control of the Company by diluting their stock ownership. In addition, the ability of the Board to distribute shares of any class or series (within limits imposed by applicable law) as a dividend in respect of issued shares of Preferred Stock also could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company and effectively delay or prevent a change in control without further action by the stockholders.

12

While the aforementioned provisions of the Amended and Restated Articles may be deemed to have possible anti-takeover effects, their approval and adoption was not prompted by any specific takeover threat currently perceived by management, and neither our management nor our Board views any provision of the Amended and Restated Articles as an anti-takeover mechanism. Except for the potential effects of the aforementioned provisions, there are no anti-takeover provisions in the Amended and Restated Articles, the Bylaws or other governing documents of the Company, and the Board currently has no plan to adopt any proposal or to enter into any other arrangement that may have material anti-takeover consequences.

EFFECTIVE DATE

The proposed Corporate Actions will become effective on the filing of the Amended and Restated Articles with the Nevada Secretary of State which will not occur until at least 20 days from the date this Information Statement is first mailed to the stockholders or such later date as approved by our Board, in its sole discretion. The Amended and Restated Articles will become effective upon the effective date of the filing with the Nevada Secretary of State of a Certificate to Accompany Restated Articles or Amended and Restated Articles as set forth therein with the Amended and Restated Articles pursuant to Section 78.403 of the NRS. The Board may revoke any proposed corporate action before it is acted on without further approval of the stockholders if the Board determines that the action no longer is in the best interests of the Company and its stockholders.

INTERESTS OF CERTAIN PERSONS IN THE ACTION

Certain of the Company’s directors and executive officers have an interest in this transaction as a result of their ownership of shares of our Common Stock, as set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” below. The interests of our directors and executive officers arise as a result of their respective ownership of shares of our Common Stock. Accordingly, we do not believe that our directors have interests in this transaction that are different from or greater than those of any other of our stockholders of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, information known to us relating to the beneficial ownership of these shares by (i) each person who is the beneficial owner of more than 5% of the outstanding shares of voting securities; (ii) each director; (iii) each executive officer; and (iv) all executive officers and directors as a group. Unless otherwise noted, the address for each named beneficial owner is 488 NE 18th Street, Unit 2307, Miami FL 33132.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Jose Maria Eduardo Gonzalez Romero	35,189,100		47.2%
Francis Pittilloni	0		--
Yolanda Goodell	0		--
All directors and officers as a group (3 persons)	35,189,100		47.2%
William R. Kruse 1340 S. Main Street, Suite 300 Grapevine, TX 76051	7,423,188	(1)	10.0%
Chad Ulansky(2) 1302 Green Bay Rd. West Kelowna, BC V4T 2B6 Canada	6,180,000		8.3%
Element 29 Ventures Ltd(2) 203-1634 Harvey Ave Kelowna, BC V1Y 6G2 Canada	4,680,000		6.3%

(1)Includes 2,522,721 shares held in brokerage accounts, 4,379,415 shares held in a joint brokerage account with his wife, and 521,052 shares held by his wife in her brokerage account. Mr. and Mrs. Kruse share beneficial ownership of all these shares.

(2)Includes 4,680,000 shares owned by Element 29 Ventures Ltd for which Mr. Ulansky serves as president and has the sole right to vote and dispose of the shares.

13

Information in this table is generated from schedules filed with the SEC under Section 13(d) of the Exchange Act and based upon the knowledge of management. We believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Under securities laws, a person is considered to be the beneficial owner of securities he owns and that can be acquired by him within 60 days from the Record Date, upon the exercise of options, warrants, convertible securities or other understandings. We determine a beneficial owner’s percentage ownership by assuming that options, warrants or convertible securities that are held by him, but not those held by any other person and which are exercisable within 60 days of the Record Date have been exercised or converted.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of its security holders. The Company undertakes to deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the documents was delivered and provide instructions as to how a security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement.

Security holders sharing an address and receiving a single copy may request to receive a separate Information Statement at iMine Corporation, 488 NE 18th Street, Unit 2307 Miami, Florida 33132, telephone (786) 553-4006. Security holders sharing an address can request delivery of a single copy of the Information Statement if they are receiving multiple copies may also request to receive a separate Information Statement at iMine Corporation, 488 NE 18th Street, Unit 2307 Miami, Florida 33132.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements representing our expectations or beliefs regarding our Company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as may, expect, believe, anticipate, intend, could, estimate, or might, or the negative or other variations thereof or comparable terminology are intended to identify forward looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

We will provide, upon request and without charge, to each stockholder receiving this Information Statement a copy of our filings with the SEC and other publicly available information. A copy of any public filing is also available, at no charge, by contacting iMine Corporation, 488 NE 18th Street, Unit 2307 Miami, Florida 33132.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS INFORMATION STATEMENT IS PROVIDED TO THE HOLDERS OF COMMON STOCK OF THE COMPANY AS OF THE RECORD DATE ONLY FOR INFORMATIONAL PURPOSES IN CONNECTION WITH CORPORATE ACTIONS PURSUANT TO AND IN ACCORDANCE WITH RULE 14C-2 OF THE EXCHANGE ACT. PLEASE READ THIS INFORMATION STATEMENT CAREFULLY.

14

EXHIBIT A

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

IMINE CORPORATION

These Amended and Restated Articles of Incorporation were duly adopted in accordance with the provisions of Title 7, Chapter 78 of the Nevada Revised Statutes (the “NRS”).

ARTICLE I

Name

The name of the corporation is iMine Corporation.

ARTICLE II

Duration

The duration of the corporation is perpetual.

ARTICLE III

Purposes

The purpose for which this corporation is organized is to transact any lawful business, or to promote or conduct any legitimate object or purpose, under and subject to the laws of the State of Nevada.

ARTICLE IV

Capitalization

Authorized Shares. The corporation is authorized to issue two classes of shares to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares this corporation is authorized to issue is 310,000,000, par value $0.001 per share. The number of shares of Common Stock authorized is 300,000,000 shares. The number of shares of Preferred Stock authorized is 10,000,000 shares.

Series or Classes. Except as provided below, the Board of Directors is vested with the authority to prescribe or amend the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions, and relative rights of each class or series of stock.

Common Stock

1. Voting Rights. Except as otherwise expressly provided by law or in this Article IV, each outstanding share of Common Stock shall be entitled to one (1) vote on each matter to be voted on by the shareholders of the corporation.

2. Liquidation Rights. Subject to any prior or superior rights of liquidation as may be conferred upon any shares of Preferred Stock, and after payment or provision for payment of the debts and other liabilities of the corporation, upon any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, the holders of Common Stock then outstanding shall be entitled to receive all of the assets and funds of the corporation remaining and available for distribution. Such assets and funds shall be divided among and paid to the holders of Common Stock, on a pro-rata basis, according to the number of shares of Common Stock held by them.

1

3. Dividends. Dividends may be paid on the outstanding shares of Common Stock as and when declared by the Board of directors, out of funds legally available therefore, provided, however, that no dividends shall be made with respect to the Common Stock until any preferential dividends required to be paid or set apart for any shares of Preferred Stock have been paid or set apart.

4. Residual Rights. All rights accruing to the outstanding shares of the corporation not expressly provided for to the contrary herein or in the bylaws of the corporation, or in any amendment hereto or thereto, shall be vested in the Common Stock.

Preferred Stock

The Board of directors, without shareholder action, may adopt one or more resolutions establishing the voting powers, designations, preferences, limitations, restrictions, and relative rights of the Preferred Stock, or any amendments thereto.

Reverse Stock Split

Effective as of the effectiveness of these Amended and Restated Articles of Incorporation (this “Amendment”), each 125 shares of Common Stock, par value $0.001 per share, either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the time this Amendment becomes effective shall be and is hereby automatically reclassified and changed (without any further act) into one (1) share of fully paid and nonassessable Common Stock, par value $0.001 per share (the “Reverse Stock Split”), provided that no fractional shares shall be issued as a result of this Reverse Stock Split but will be rounded up to the nearest whole share.

ARTICLE V

Resident Agent and Office

The address of the registered office of the corporation in the State of Nevada is 8275 South Eastern Avenue, #200, Las Vegas, Nevada 89123. The name of the registered agent at such address is Corporation Creations Network Inc. The corporation may, from time to time, in the manner provided by law, change the resident agent and the registered office within the State of Nevada.

ARTICLE VI

Directors

Number of Directors. Subject to the special rights of the holders of any class or series of shares or any resolution or resolutions providing for the issuance of such class or series of shares adopted by the board of directors, the precise number of directors shall be fixed by resolution adopted by the board of directors.

Vacancies and Newly Created Directorships. Subject to the special rights of the holders of any class or series of shares, if a vacancy occurs on the board of directors, including a vacancy resulting from an increase in the number of directors, the board of directors may fill the vacancy, and if the directors remaining in office are fewer than a quorum of the board, they may fill the vacancy by the affirmative vote of a majority of the directors remaining in office, or a sole remaining director. Any director so chosen shall hold office until the director’s successor is elected and qualified. A decrease in the number of directors shall not shorten the term of an incumbent director.

2

ARTICLE VII

Limitation on Personal Liability

To the fullest extent that the laws of the State of Nevada as they exist on the effective date of this provision or as thereafter amended permit the limitation or elimination of the liability of directors or officers, no director or officer of the corporation shall be individually liable to the corporation, its shareholders, or creditors for money damages for any action taken, or any failure to take any action, in his or her capacity as a director or officer of the corporation, except as limited by the laws of the State of Nevada. No amendment to, or modification or repeal of, this Article VII shall adversely affect any right or protection of a director or officer of the corporation existing under this provision with respect to any act or omission occurring before such amendment, modification or repeal.

ARTICLE VIII

Acquisition of Controlling Interest

The provisions of NRS Sections 78.378 to 78.3793, inclusive, as they exist on the effective date of this provision or as thereafter amended in regard to any control share acquisition shall not apply to the corporation or to an acquisition of a controlling interest as provided therein.

ARTICLE IX

Combinations with Interested Stockholders

The corporation expressly elects not to be governed by NRS Sections 78.411 to 78.444, inclusive, as they exist on the effective date of this provision or as thereafter amended in regard to any combination of the corporation.

ARTICLE X

Indemnification of Directors and Officers

The corporation shall indemnify, and advance expenses as they are incurred to, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the corporation, or who is serving at the request or direction of the corporation as a director or officer of another corporation or other enterprise, against expenses including attorney’s fees, judgments, fines and amount paid in settlement, actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the laws of the State of Nevada.

ARTICLE XI

Forum for Adjudication of Disputes

Unless the corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for any concurrent jurisdiction action or any internal action shall be the Eighth Judicial District Court of Clark County, Nevada (or, if the state court does not have jurisdiction, the federal district court for the District of Nevada). For purposes of this Article, the terms “concurrent jurisdiction action” and “internal action” shall have the meaning under NRS 78.046, as it exists on the effective date of this provision or as thereafter amended. If any action the subject matter of which is within the scope of the preceding sentences is filed in a court other than a court located within the State of Nevada (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (a) personal jurisdiction of the state and federal courts located within the State of Nevada in connection with any action brought in any such court to enforce the preceding sentence, and (b) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.

3